ZHENGZHOU SHENYANG SCIENCE &
TECHNOLOGY CO., LTD.

Employment Contract

Labor Contract of Company Employees

Party A：Zhengzhou Shenyang Technology Co., Ltd.

Corporation Representative: Zhong Bo

Company Address: The Second Floor of Bo Ya Xi Cheng. No.206 Tong Bai Road, Zhong Yuan District, Zheng Zhou, He Nan, PRC

Party B: Zhong Bo

Identity Card:412801195088100614

Home Address:No.28 Hu Zhu Road, Zhong Yuan District, Zheng Zhou, He Nan, PRC

Telephone: 13513719999                                                                           Postal Code:450007

Party B confirms: Party A has accurately informed Party B the nature, content and condition of work, address of work, occupational hazards, labor rewards and any other information that Party B has a right to know, Party B has read and understood the rules and regulations and labor disciplines of Party A carefully.

Party B promises: Party B is to provide accurate school certificates and diplomas, and if the information provided is false, Party B is willing to assume responsibility until the termination of the Labor Contract.

Party A and Party B shall sign this contract in compliance with the Labor Law of the People's Republic of China, Labor Contract Law of the People's Republic of China and the relevant laws and regulations, on the basis of equality and voluntariness and reaching unanimity through consultation.

Chapter 1 Contract Period

Article 1 This contract is a        Fixed term        contract. (Please select fixed term, non-fixed term)
(1) Fixed term:

The effective period is from __12___(date)__13___(month)__2009__(year) till
___12__(date)___12__(month)__2012__(year).

The probationary period is from____(date)_____(month)____(year) to _____(date)_____(month)____(year).

If both parties reach an agreement to renew the contract one month prior to the expiration of the contract, the contract can be renewed, without limiting the number of renewals.

(2) Non-fixed term

The effective period is _____(date)_____(month)____(year)

The probationary period is from_____(date)_____(month)____(year) to _____(date)_____(month)____(year).

(3) During the probationary period, either party has the right to terminate this labor contract, but the party terminating must notify the other party seven days in advance. If the probationary period expired and no party objects, Party B becomes the official staff of Party A, and the probationary period shall be included in the term of the contract.

Chapter 2 The content and address of work

Article 2 Party B agrees to, according to the requirement of Party A, work as the_____President_____( type of work). Party B's work and labor ration standards is decided by the Party A, Party A has a right to adjust Party B’s work and labor ration reasonably, according to the requirements.

Article 3 Party B should achieve the labor standard required by Party A.

Article 4 Party B’s workplace is The second floor of Bo Ya Xi Cheng.

Article 5 Party B agrees: Party A can adjust Party B’s work contents, position and workplace, based on the performance and ability of Party B, or the company's operating requirements.

Chapter 3 The working time, break time and vacation

Article 6 Party B’s working hours are eight hours per day, and five and a half days per week, working hours shall be executed according to regulations of the company.

Article 7 Party B has the right to enjoy statutory holidays and vacations, which are regulated by Party A. Except for special working hours, Party B shall enjoy statutory holiday in accordance with the laws.

Article 8 Party B agrees: Party A may, according to working requirements, adjust the working hours, including change the beginning and end of a working day, by giving reasonable resting time for employees, require employees to work on statutory holidays and vacation days. If there is no special reason, Party B should support and actively comply with Party A’s arrangement, but Party A shall strictly control overtime work.

Article 9 Party A is not allowed to violate labor laws to extend the working hour of workers. In the event of a need for overtime work, Party A should, according to relevant regulations, pay the compensation to Party B, unless the law on non-payment and other relevant regulations apply.
Chapter 4 Labor Rewards

Article 10 Labor rewards (namely salary) for Party B during normal working period consist of basic wages, post wages, allowances and wages for keeping secret. The exact amount shall be determined by looking at the base pay on the employment table.

Article 11 Party A implements a graded wage system in accordance with relevant regulations and enterprise business conditions, and determines corresponding salary standard based on the work position of Party B and other conditions, and pays the salary through bank payment or cash payment the following month.

Article 12 Party A may increase wages in accordance with profits and Party B’s behavior and working performance, if Party B can’t perform up to the required labor standards specified by Party A, wages of Party B may not increase.

Article 13 Party A may set up year-end bonus in accordance with enterprise profits, and issue bonus depending on employee’s working performance and term of service.

Article 14 Party A may provide allowances and subsidies for Party B in accordance with state regulations and enterprise conditions.

Article 15 Except for subsidies prescribed by the law, Party A has no obligation to provide other allowances and subsidies to Party B.

Article 16 The wages paid by Party A include rewards for keeping secret (exact ratio is 15% of wages payment).

Article 17 On the premise that Party B performs normal work, Party A shall pay monthly wages not less than the local minimum wage.

Article 18 Party B agrees with Party A to adjust Party A’s salary in the event of the following:

 (1) The position and duty of Party B is adjusted in accordance with his performance and ability; and

 (2) Labor reward to Party B is adjusted in accordance with bylaws of Party A;

 (3) The position of Party B is adjusted in accordance with bylaws of Party A;

 (4) Party B becomes a shareholder or enjoys the proper equity participation of Party A;

 (5) When Party A’s business experiences material and objective changes.

Chapter 5 Social Insurance

Article 19 Both parties shall pay the social insurance premiums in accordance with the law.

Chapter 6 Labor Protection, Labor Condition & Occupational Hazard Protection

Article 20 Party A shall provide necessary labor conditions and tools for Party A, as well as safe and sanitary working environment that meets state requirements, otherwise Party B has a right to refuse to work or terminate the contract.

Article 21 Party A shall provide labor protection and health care articles for Party B in accordance with working requirements and state prescriptions, give corresponding protection to female staff and workers during menstruation, pregnancy, child birth and baby nursing period. The specific methods shall be executed in accordance with relevant state prescriptions and local standards.

Article 22 During the service period of Party B, Party A must offer Party B opportunities for professional ethics education, education on technical and safety production, as well as education on the social legal system from time to time, and Party B shall actively accept such education.

Article 23 For positions that may be exposed to occupational hazard, Party A shall provide occupational hazard protection in accordance with relevant laws of China.

Chapter 7 Labor Discipline

Article 24 Party B has gotten acquainted with and read bylaws and labor disciplines of Party A carefully. Party B strictly commits himself to abide by all bylaws as well as labor disciplines established by Party A.

Article 25 Party A has the right to establish and revise bylaws and labor disciplines in accordance with legal prescriptions.

Article 26 Once Party B breaks the criminal law, be subjected to legal sanctions, or breaches current bylaws of the company, Party A has the right to take disciplinary actions, including dismissing him in accordance with relevant prescriptions; any losses caused by a breach of rules, such as creating a bad business reputation, assets losses, etc, Party A may take an one-time punishment measures according to the individual case.

Article 27 If Party B engages in embezzlement and takes bribes, neglects duty grossly, engages in malpractice for selfish ends or has other immoralities, which will cause or going to damage personal and property interests greatly, or if Party B violates the criminal law or be subjected to legal sanctions, Party A has the right to dismiss Party B’s duty immediately without paying any “contract compensation” and “contract performance bond”. Party B shall bear total compensation responsibility for any losses hereof caused by any embezzlement and bribe, personal security and property benefits damage.

Article 28 Party B shall keep commercial secrets confidential during the contract and after dismissal in accordance with the Agreement on Secret Information signed by both parties.

Chapter 8 Right and Obligation of Both Parties

Article 29 Party A can properly adjust Party B’s post of duty in accordance with his or her practical working ability and demands of the company.

Article 30 Party A has the right to supervise Party B in accordance with corporate bylaws.

Article 31 Any technological achievements tied to job and relevant intellectual property rights accomplished by Party B during engagement period shall be possessed by Party A, and Party B has the right to obtain certificate of honor and material award.

Article 32 Party A shall provide corresponding professional skill training for Party B, and Party B has a right to enjoy basic working right and relevant personnel treatment prescribed by Party A.

Article 33 Party B enjoys the right to participate in relevant business training and give suggestions on work-related improvements.

Article 34 Party B has an obligation to protect Party A’s interests, fame and common property, abide by bylaws and labor disciplines prescribed by Party A, and keep Party A’s commercial secrets confidential.

Chapter 9 Cancellation and Termination of Contract

Article 35  Both parties may terminate their employment contract if they agree after consultations.

Article 36 Party A may terminate an employment contract by giving Party B a 30 days prior written notice, if:

 (1) After the set period of medical care for an illness or non-work-related injury, Party B can engage neither in his original work nor in other work arranged for him by Party A;

 (2) The circumstances under which the employment contract was signed changes significantly, causing an inability to perform the employment contract, and the parties cannot reach an agreement to change the contract after negotiation;

 (3) Party B is incompetent and remains incompetent after training or adjustment of his position;

 (4) Any conditions meeting employment contract termination prescribed in Party A’s bylaws occur.

Article 37 If any one of the following circumstances occurs, Party A may reduce the workforce in accordance with specified procedures of employment contract:

 (1) Restructuring pursuant to the Enterprise Bankruptcy Law;

 (2) Serious difficulties in production and/or business operations;

 (3) The enterprise switches production, introduces a major technological innovation or revises its business method, and, after amendment of employment contracts, still needs to reduce its workforce;

 (4) Other major changes in the objective economic circumstances relied upon at the time of conclusion of the employment contracts, rendering them impossible.

Article 38 Party A may dismiss the employment contract anytime if Party B:

 (1) Is proved during the probation period not to satisfy the conditions for employment;

 (2) Materially breaches Party A’s rules and regulations;

 (3) Commits serious breach of duty and causes substantial damage to Party A;

 (4) Has additionally established an employment relationship with another employer, which materially affects the completion of his tasks with Party A, or he refuses to rectify the matter after the instance is brought to his attention by Party A;

 (5) Party B uses such means as deception or coercion, or takes advantage of Party A’s difficulties, to cause Party A to conclude an employment contract, or to make an amendment thereto, that is contrary to that Party A’s true intent; thus causing an invalid or partially invalid employment contract;

 (6) Has his criminal liability, rehabilitation through labor and be prosecuted for the criminal responsibility in accordance with the law.

Article 39  Party B may terminate his employment contract if Party A:

 (1) Fails to provide the labor protection or working conditions specified in the employment contract or comply with state policies and regulations;

 (2) Fails to pay labor compensation in full and on time;

 (3) Has rules and regulations that violate laws or regulations, thereby harming Party B’s rights and interests;

 (4) Party A uses such means as deception or coercion, or takes advantage of Party B’s difficulties, to cause Party B to conclude an employment contract, or to make an amendment thereto, that is contrary to that Party B’s true intent; thus causing an invalid or partially invalid employment contract;

 (5) If Party A uses violence, threats or unlawful restriction of personal freedom to compel Party B to work, or if Party B violates rules and regulations or peremptorily orders Party A to perform dangerous operations which threaten his personal safety, Party B may terminate his employment contract forthwith without giving prior notice to Party A.

Article 40 Party A may not terminate an employment contract if Party B:

 (1) Has been confirmed as having lost or partially lost his capacity to work due to an occupational disease contracted or a work-related injury sustained with the Party B;

 (2) Has contracted an illness or sustained a non-work-related injury, and the set period of medical care therefore has not expired;

(3) Is a female employee in her pregnancy, child birth and baby nursing period;

(4) Other circumstances specified in laws or administrative statutes regulations.

Article 41 Generally any of the parties may terminate his employment contract by giving an one month prior notice to the other party, otherwise he will pay 2 times’ salaries as compensation money. Employment contract termination procedures will be handled in accordance with legal and relevant enterprise prescriptions.

Article 42 During the contract period, if Party B feels he has a proper objection to working, he can quit the job by informing Party A in writing one month in advance, effective after Party A’s approval. If Party B leaves during training, but the work hasn’t reached to a specified term, Party B shall pay training fee for Party A. If Party B quits the job without approval of Party A, Party A has the right to request Party B to execute employment contract under the help of governmental labor department, and then compensate economic losses hereof to Party A.

Article 43 During the contract period, if Party B assumes such senior posts in finance or management, and Party B quits his job without any proper reason and without obtaining Party A’s approval in advance, Party A has the right to request Party B to compensate the direct or indirect economic losses hereof, and at least the remaining total salaries specified in the contract for breaching the contract.

Article 44  The employment contract shall terminate if:

 (1) Its term expires;

 (2) Party B has commenced drawing his basic social security insurance pension in accordance with the law;

 (3) Party B dies, or is declared dead or missing by a People’s Court;

 (4) Party A is declared bankrupt;

 (5) Party A has its business license revoked, is ordered to close or is closed down, or Party A decides on early liquidation;

 (6) Other circumstances specified in laws or administrative statutes regulations.

Chapter 10 Responsibility for Breach of Contract

Article 45 Both parties must strictly perform the employment contract, unless some relevant contents can’t be performed after both parties’ negotiation, any of the parties violating the contract shall compensate economic losses hereof depending on the degree and responsibilities, compensation amounts shall be determined in accordance with regulations and practical conditions.

Chapter 11 Others

Article 46 This contract is discussed by workers' congress, approved by the Board of Directors, and the final power of interpretation is possessed by the Human Resource Department (or the Office) of Zhengzhou Shenyang Technologies Co., Ltd.;

Article 47 Once the contract is signed, both parties must abide by the contract strictly. Both parties may not change contract contents at his own choice. All disputes caused by this contract shall be settled down through negotiation, if failed, they may submit to local labor dispute arbitration committee;

Article 48 The matters that are not covered by this agreement or not complied with the law of state or local government should be executed in accordance with the law;

Article 49 This contract is executed in duplicates, Party A and Party B each has one and shall be supervised by superior department in charge of Party A and state labor management department.

This contract will take effect immediately as from the signing day!

Party A (Signature)	Company Seal	Party B (Signature): Zhong Bo

Date:13th, Dec, 2009